UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2005


                        INTERNATIONAL DISPLAYWORKS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      0-27002              94-3333649
            --------                      -------              ----------
(State or other jurisdiction of       (Commission File      (I.R.S. Employer
 incorporation or organization)           Number)          Identification No.)


                           599 Menlo Drive, Suite 200,
                            Rocklin, California 95765
                            -------------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 415-0864
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12  under  the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule14d-2(b)  under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
            ---------------------

Item 2.02 Results of Operations and Financial Condition.

     International DisplayWorks, Inc. announced its results for the fourth quarter and fiscal year end October 31, 2004 on the attached press release.

Section 9 - Financial Statements and Exhibits
            ---------------------------------

Item 9.01 Financial Statements and Exhibits.

         Exhibit No.            Exhibit Description
         -----------            -------------------

         99 Press release titled "International DisplayWorks Announces Record Fourth Quarter and Fiscal 2004 Financial Results"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INTERNATIONAL DISPLAYWORKS, INC.,
                                               a Delaware Corporation


Dated: January 3, 2005                         /s/ Alan M. Lefko
      ----------------                         ---------------------------------
                                               Alan M. Lefko
                                               Vice President of Finance

                                  EXHIBIT INDEX




         Exhibit No.            Exhibit Description
         -----------            -------------------

         99 Press release titled "International DisplayWorks Announces Record Fourth Quarter and Fiscal 2004 Financial Results"